UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 4, 2012, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired an office building containing 400,101 rentable square feet located on approximately 1.9 acres of land in Houston, Texas (the “1800 West Loop Building”). The Company hereby amends the Form 8-K dated November 20, 2012 to provide the required financial information related to its acquisition of 1800 West Loop Building.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

1800 West Loop Building

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2011 and the Nine Months Ended September 30, 2012 (unaudited)	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2011 and the Nine Months Ended September 30, 2012 (unaudited)	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2012	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-10

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: January 17, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the 1800 West Loop Building for the year ended December 31, 2011. This statement is the responsibility of the 1800 West Loop Building’s management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the 1800 West Loop Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the 1800 West Loop Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 1800 West Loop Building’s revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the 1800 West Loop Building for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
January 17, 2013

1800 WEST LOOP BUILDING
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$5,276	$7,188
Tenant reimbursements and other revenue	397	900
Parking revenue	239	382
Total revenues	5,912	8,470
Expenses:
Real estate taxes and insurance	1,139	1,493
Repairs and maintenance	551	668
Utilities	489	668
General and administrative	437	590
Cleaning	290	375
Security	222	290
Total expenses	3,128	4,084
Revenues over certain operating expenses	$2,784	$4,386

See accompanying notes.

1800 WEST LOOP BUILDING
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
and the Nine Months Ended September 30, 2012 (unaudited)

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On December 4, 2012, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary, acquired an office building containing 400,101 rentable square feet located on approximately 1.9 acres of land in Houston, Texas (the “1800 West Loop Building”) from 1800 West Loop Houston LTD (the “Seller”). The seller is not affiliated with KBS SOR or KBS Capital Advisors LLC, KBS SOR’s external advisor. The contractual purchase price of the 1800 West Loop Building was $68.5 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The 1800 West Loop Building is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the 1800 West Loop Building. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the 1800 West Loop Building.
The accompanying unaudited statement of revenues over certain operating expenses has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the 1800 West Loop Building was acquired from an unaffiliated party and (ii) based on due diligence of the 1800 West Loop Building by KBS SOR, management is not aware of any material factors relating to the 1800 West Loop Building that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.1 million and $0.3 million for the year ended December 31, 2011 and the nine months ended September 30, 2012 (unaudited), respectively.

1800 WEST LOOP
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011
and the Nine Months Ended September 30, 2012 (unaudited)

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2011, the 1800 West Loop Building was 76% leased by 38 tenants. For the year ended December 31, 2011, the 1800 West Loop Building earned approximately 24% of its rental income from a tenant in the marketing industry and a tenant in the professional services industry.
The tenant in the marketing industry occupies 39,596 rentable square feet, or approximately 10% of the total rentable square feet. Its lease expires on October 31, 2018, with one five-year extension option. For the year ended December 31, 2011, the 1800 West Loop Building earned 14% of its rental income from this tenant.
The tenant in the professional services industry occupied 41,630 rentable square feet, or approximately 10% of the total rentable square feet. Its lease expired on December 5, 2012. For the year ended December 31, 2011, the 1800 West Loop Building earned 10% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2011.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2011, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2012	$6,762
2013	6,714
2014	6,898
2015	6,676
2016	6,170
Thereafter	16,272
$49,492

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by the 1800 West Loop Building will be reduced. For the year ended December 31, 2011, the 1800 West Loop Building recognized $0.5 million of tenant lease termination income and is included in tenant reimbursements and other revenue on the accompanying statements of revenues over certain operating expenses.
Environmental
The 1800 West Loop Building is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the 1800 West Loop Building’s financial condition and results of operations as of December 31, 2011.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 17, 2013.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2011 and September 30, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011 and for the three and nine months ended September 30, 2012, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three and nine months ended September 30, 2012 have been included in KBS SOR’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Bellevue Technology Center, which have been filed with the SEC on September 26, 2012 and the statements of revenues over certain operating expenses and the notes thereto of the 1800 West Loop Building, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the acquisition of 1800 West Loop Building as if the acquisition occurred on September 30, 2012.
The unaudited pro forma statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisitions of (i) the Bellevue Technology Center and (ii) the 1800 West Loop Building as if these acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Bellevue Technology Center and the 1800 West Loop Building been consummated as of January 1, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		1800 West Loop Building (b)
Assets
Real estate, net	$199,738	$67,652	(c)	$267,390
Real estate loan receivable, net	71,034	—		71,034
Real estate securities ($0 pledged under repurchase agreements)	24,213	—		24,213
Total real estate and real estate-related investments, net	294,985	67,652	(c)	362,637
Cash and cash equivalents	66,185	(66,185)		—
Investment in unconsolidated joint venture	7,926	—		7,926
Rents and other receivables, net	1,971	—		1,971
Above-market leases, net	2,960	—		2,960
Prepaid expenses and other assets	4,092	—		4,092
Total assets	$378,119	$1,467		$379,586
Liabilities and stockholders’ equity
Notes payable and repurchase agreements:
Notes payable	$31,576	$—		$31,576
Repurchase agreements on real estate securities	—	—		—
Total notes payable and repurchase agreements	31,576	—		31,576
Accounts payable and accrued liabilities	5,247	—		5,247
Due to affiliates	4	—		4
Below-market leases, net	262	592	(c)	854
Security deposits and other liabilities	1,290	—		1,290
Total liabilities	38,379	592		38,971
Commitments and contingencies
Redeemable common stock	13,293	—		13,293
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 40,845,175 shares issued and outstanding, 41,006,916 pro forma shares	408	1	(d)	409
Additional paid-in capital	347,118	874	(d)	347,992
Cumulative distributions and net losses	(35,844)	—		(35,844)
Accumulated other comprehensive gain	232	—		232
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	311,914	875		312,789
Noncontrolling interests	14,533	—		14,533
Total equity	326,447	875		327,322
Total liabilities and stockholders’ equity	$378,119	$1,467		$379,586

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q as of September 30, 2012.

(b)
Represents the acquisition of the 1800 West Loop Building. The purchase price (net of closing credits) of the 1800 West Loop Building was $67.1 million. This amount was funded from cash available from proceeds, net of offering costs, from KBS SOR’s initial public offering through the acquisition date.

(c)
KBS SOR determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for these acquisitions is preliminary and subject to change.

(d)
Represents additional proceeds, net of offering costs, from KBS SOR’s initial public offering necessary to fund the acquisition of the 1800 West Loop Building as of the pro forma date of September 30, 2012.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments
		Bellevue Technology Center		1800 West Loop		Pro Forma Total
Revenues:
Rental income	$9,334	$2,455	(b) (c)	$5,540	(b)	$17,329
Tenant reimbursements	1,051	737	(d)	195	(d)	1,983
Interest income from real estate loans receivable	231	—		—		231
Interest income from real estate securities	855	—		—		855
Other operating income	107	70	(e)	441	(e)	618
Total revenues	11,578	3,262		6,176		21,016
Expenses:
Operating, maintenance, and management	5,481	1,217	(f)	1,989	(f)	8,687
Real estate taxes and insurance	1,742	422	(g)	1,139	(g)	3,303
Asset management fees to affiliate	1,099	343	(h)	384	(h)	1,826
Real estate acquisition fee and expenses	388	(238)		—		150
Real estate acquisition fee and expenses to affiliate	1,040	(789)		—		251
Costs related to foreclosure of loans receivable	—	—		—		—
General and administrative expenses	2,445	—		—		2,445
Depreciation and amortization	6,350	1,156	(i)	1,792	(i)	9,298
Interest expense	1,918	—		—		1,918
Total expenses	20,463	2,111		5,304		27,878
Other income:
Other interest income	63	—		—		63
Gain from extinguishment of debt	581	—		—		581
Income from unconsolidated joint venture	116	—		—		116
Gain on early payoff of real estate loan receivable	359	—		—		359
Total other income	1,119	—		—		1,119
(Loss) income from continuing operations	(7,766)	1,151		872		(5,743)
Discontinued operations:
Gain on sale of real estate, net	593	—		—		593
Total income from discontinued operations	593	—		—		593
Net (loss) income	(7,173)	1,151		872		(5,150)
Net loss attributable to noncontrolling interests	182	—		—		182
Net (loss) income attributable to common stockholders	$(6,991)	$1,151		$872		$(4,968)
Basic and diluted income (loss) per common share:
Continuing operations	(0.26)					(0.13)
Discontinued operations	0.02					0.01
Net loss per common share	$(0.24)					$(0.12)
Weighted-average number of common shares outstanding, basic and diluted	29,732,658					41,006,916

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
The seller of the Bellevue Technology Center entered into an agreement to lease 67,378 rentable square feet as of the date of acquisition. The pro forma adjustment assumes the same lease was entered into on the pro forma acquisition date of January 1, 2011.

(d)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(e)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(f)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2012, based on historical operations of the previous owners.

(g)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2012 based on historical operations of the previous owners.

(h)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2012 that would have been due to affiliates of KBS SOR had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR’s advisor.

(i)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the nine months ended September 30, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, including any below-market renewal periods.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments
		Bellevue Technology Center		1800 West Loop		Pro Forma Total
Revenues:
Rental income	$3,595	$4,545	(b) (c)	$7,286	(b)	$15,426
Tenant reimbursements	276	1,358	(d)	272	(d)	1,906
Interest income from real estate loans receivable	311	—		—		311
Interest income from real estate securities	53	—		—		53
Other operating income	43	127	(e)	1,010	(e)	1,180
Total revenues	4,278	6,030		8,568		18,876
Expenses:
Operating, maintenance, and management	2,957	2,247	(f)	2,591	(f)	7,795
Real estate taxes and insurance	888	719	(g)	1,493	(g)	3,100
Asset management fees to affiliate	328	592	(h)	512	(h)	1,432
Real estate acquisition fee and expenses	1,139	—		—		1,139
Real estate acquisition fee and expenses to affiliate	460	—		—		460
Costs related to foreclosure of loans receivable	901	—		—		901
General and administrative expenses	2,005	—		—		2,005
Depreciation and amortization	3,203	2,359	(i)	1,852	(i)	7,414
Interest expense	313	—		—		313
Total expenses	12,194	5,917		6,448		24,559
Other income:
Other interest income	117	—		—		117
Gain from extinguishment of debt	—	—		—		—
Income from unconsolidated joint venture	—	—		—		—
Gain on early payoff of real estate loan receivable	—	—		—		—
Total other income	117	—		—		117
(Loss) income from continuing operations	(7,799)	113		2,120		(5,566)
Discontinued operations:
Gain on sale of real estate, net	—	—		—		—
Total income from discontinued operations	—	—		—		—
Net (loss) income	(7,799)	113		2,120		(5,566)
Net loss attributable to noncontrolling interests	218	—		—		218
Net (loss) income attributable to common stockholders	$(7,581)	$113		$2,120		$(5,348)
Basic and diluted loss per common share:
Continuing operations	(0.66)					(0.18)
Discontinued operations	—					—
Net loss per common share	$(0.66)					$(0.18)
Weighted-average number of common shares outstanding, basic and diluted	11,432,823					29,873,250

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
The seller of the Bellevue Technology Center entered into an agreement to lease 67,378 rentable square feet as of the date of acquisition. The pro forma adjustment assumes the same lease was entered into on the pro forma acquisition date of January 1, 2011.

(d)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011, based on historical operations of the previous owners.

(e)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011, based on historical operations of the previous owners.

(f)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011, based on historical operations of the previous owners.

(g)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011 based on historical operations of the previous owners.

(h)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011 that would have been due to affiliates of KBS SOR had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR’s advisor.

(i)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, including any below-market renewal periods.